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                                                                   EXHIBIT 10.2

                   FIRST AMENDMENT TO APRIL 13, 1998 AGREEMENT
                                 BY AND BETWEEN
                        AMERIVISION COMMUNICATIONS, INC.
                                AND CARL THOMPSON


         THIS FIRST AMENDMENT TO APRIL 13, 1998 AGREEMENT BY AND BETWEEN AMERIVISION COMMUNICATIONS, INC. AND CARL THOMPSON (this "Amendment") is made as of this 31st day of December, 1998, by and between AmeriVision Communications, Inc., an Oklahoma corporation (the "Company"), Carl Thompson, an individual residing at 1905 Ridgecrest, Edmond, Oklahoma 73013 ("Mr. Thompson"), and Willeta Thompson, an individual residing at 1905 Ridgecrest, Edmond, Oklahoma 73013 and wife of Mr. Thompson ("Mrs. Thompson").

                                   AGREEMENT:

         The parties hereto acknowledge and agree that the following recitals are an accurate description of the facts relating to the subject matter of the Agreement and this Amendment:

         WHEREAS, the Company and Mr. Thompson entered into that certain Agreement dated the 13th day of April, 1998 (the "Agreement");

         WHEREAS, the Agreement provided, among other things, for the surrender to the Company by Mr. Thompson of all the stock of VisionQuest Marketing Services, Inc., an Oklahoma corporation ("VisionQuest"), directly or indirectly owned by Mr. Thompson and the payment under certain circumstances by the Company to Mr. Thompson of $200,000 on April 13, 1999 (the "$200,000 Payment");

         WHEREAS, on July 1, 1998, Mr. and Mrs. Thompson agreed to the payment of $50,000 by VisionQuest to Mrs. Thompson in exchange for all stock of VisionQuest owned by her or held in her name, and on that date such payment was made and such stock was transferred to, and placed in the treasury of, VisionQuest;

         WHEREAS, in exchange for, and as an integral part of the transaction described in the previous paragraph, Mr. Thompson agreed to forego any right to the $200,000 Payment;

         WHEREAS, there are no changes to the Agreement except as stated below; and

         WHEREAS, the foregoing transfers and transactions having occurred, the purpose of this Amendment is to acknowledge such facts and transactions and revise the Agreement to reflect the same.




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         NOW, THEREFORE, taking the foregoing into account, and in consideration of the mutual covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Revision of Last Sentence of Section 4c. The last sentence of
Section 4c (i.e. "If Thompson complies with this clause 4c, Thompson will be paid $200,000 on April 13, 1999 as an additional payment.") is hereby stricken in its entirety.

         2. Replacement of Section 6. Section 6 is hereby stricken in its entirety.

         3. Full Force and Effect; No Revision. As of the date hereof, the Agreement is in full force and effect, and has not been revised or amended other than as set forth herein.

         4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5. Entire Agreement. This Amendment and the Agreement (as amended) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede and cancel all prior agreements and understandings between them or any of them as to such matter.

                            [SIGNATURE PAGE FOLLOWS]



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              SIGNATURE PAGE FOR FIRST AMENDMENT TO APRIL 13, 1998
                            AGREEMENT BY AND BETWEEN
                        AMERIVISION COMMUNICATIONS, INC.
                                AND CARL THOMPSON


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                                AMERIVISION COMMUNICATIONS, INC.



                                                By: /s/ STEPHEN D. HALLIDAY
                                                   ----------------------------
                                                    Name: Stephen D. Halliday
                                                    Title: President and CEO


                                                /s/ Carl Thompson
                                                -------------------------------
                                                Carl Thompson


                                                /s/ Willeta Thompson
                                                -------------------------------
                                                Willeta Thompson




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